  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2020

_________________________

KALLO, INC.
_________________________
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53183	98-0542529
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

225 Duncan Mills Road, Suite 504, Toronto, Canada M3B 3H9
(Address of Principal Executive Office)

Registrant's telephone number including area code: (416) 246-9997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the term “we,” “us,” “our,” and the “Company” refers to Kallo, Inc. a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES.  MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING,  BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY’S MARKETING PLANS, GOALS, COMPETITIVE AND TECHNOLOGY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL AND MANAGERIAL RESOURCES OF THE COMPANY, THE CURRENT AND UNPREDECENTED GLOBAL COVID-19 VIRUS CONDITIONS THAT DIRECTLY AND ADVERSELY HAVE HAD A SERIOUS NEGATIVE IMPACT UPON THE COMPANY AND ITS PLANS AND WILL LIKELY CONTINUE TO HAVE THAT IMPACT FOR THE FORESEEABLE FUTURE, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES  OR ADVERSELY IMPACT THE PRICING OF OUR PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.  FURTHER, THERE CAN BE NO ASSURANCE THAT WE WILL ACHIEVE ANY OF THE OBJECTIVES OF THE AGREEMENT THAT WE ENTERED INTO INVOLVING PLANS AND INVESTMENT IN THE REPUBLIC OF GHANA. ANY FINANCIAL TRANSACTIONS IN ANY FOREIGN COUNTRY INVOLVES SERIOUS AND CONSEQUENTIAL LEGAL RISKS AND UNCERTAINTIES OVER WHICH WE HAVE NO CONTROL. WE MAY DISCOVER THAT ONER OR MORE OF THE PARTIES TO ANY AGREEMENT THAT WE ENTER INTO (AND/OR THEIR SUB-CONTRACTORS), CLAIM THAT BECAUSE OF A FORCE MAJEURE, THEY HAVE NO OBLIGATION TO RENDER ANY PERFORMANCE UNDER ANY OR MORE OF THE CONTRACTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in our Form 8-K filed with the Commission in December 2019 (the "Prior Form 8-K”), we entered into that certain Joint Venture Corporation Agreement (the “Agreement”) with Techno-Investment Module, Ltd, a corporation domiciled in the Republic of Belarus (“TIM”) and Vintage Ventures Limited, a company domiciled in the Republic of Ghana (“Vintage”). The parties agreed that the purpose of the Agreement was to pursue certain commercial projects in the Republic of Ghana under the auspices of Ghana’s Petroleum Hub. And as stated in the Prior Form 8-K, the parties to the Agreement sought to undertake the steps needed to implement and accomplish the goals as set forth in the Agreement.

However on July 23, 2020, we were informed by Vintage that:

(1)	In collaboration with the Ministry of Energy, Vintage had started working with the land owners to acquire the necessary land for the planned Ghana Petroleum Hub;
(2)	Because of the number of land owners involved, the negotiations undertaken by Vintage extended into the month of March 2020;
(3)	Following the onset of the COVID-19 lockdown and the curfew, negotiations were suspended;
(4)	Although the lockdown has now been partially lifted, Vintage has encountered difficulties in mobilizing all the land owners to resume negotiations; and
(5)	As a result, all of the activities associated with advancing the Ghana Petroleum Hub Project is temporarily on hold.

In light of these unanticipated difficulties, we are persuaded that the challenges of undertaking transactions in the current and unprecedented COVID-19 environment present serious additional uncertainties together with serious and protracted risks, particularly in the factual context present here. Thus, we may not be able to proceed with any one or all of the contemplated transactions as set forth in the Agreement.

We are also aware that in today’s more uncertain environment, parties to a contract may assert that they find it more difficult to perform their obligations as provided by the Agreement and then assert, as a defense to their non-performance of their contractual obligations, that unforeseen circumstances prevent them from fulfilling their obligations to the other party to the Agreement. This defense, known as the force majeure defense, is, in today’s environment, commonly asserted and we may encounter such an asserted defense from one or more direct or indirect contractual parties to the Agreement.

In that event we may be facing the likelihood that the purposes of the Agreement, as envisioned, cannot be undertaken or implemented in any feasible manner. We also face political risks in all of undertakings involving the Agreement that we cannot mitigate or reduce in any meaningful way. These and the ever-present risks of serious and material foreign exchange losses are also significant. As a result, all of our efforts that we have taken in connection with the Agreement may not result in any financial benefits to the Company and we will incur further significant financial losses thereby with little or no prospect of recovering any sums that we have expended to achieve the goals as envisioned by the Agreement.

For these reasons and based on our current assessments, we currently do not anticipate that the purposes and goals set forth in the Agreement will likely ever be achieved and we anticipate that we will likely incur significant additional financial losses as a result of these developments. (See “Risk Factors Related to the Agreement and Our Financial Condition” below.)

Item 7.01  Regulation FD Disclosure.

As stated above, we entered into that certain Joint Venture Corporation Agreement (the “Agreement”) with Techno-Investment Module, Ltd, a corporation domiciled in the Republic of Belarus (“TIM”) and Vintage Ventures Limited, a company domiciled in the Republic of Ghana (“Vintage”). The parties agreed that the purpose of the Agreement was to pursue certain commercial projects in the Republic of Ghana under the auspices of Ghana’s Petroleum Hub. And as stated in the Prior Form 8-K, the parties to the Agreement sought to undertake the steps needed to implement and accomplish the goals as set forth in the Agreement.

However and on July 23, 2020, we were informed by Vintage that:

A.	In collaboration with the Ministry of Energy, Vintage had started working with the land owners to acquire the necessary land for the planned Ghana Petroleum Hub;
B.	Because of the number of land owners involved, the negotiations undertaken by Vintage extended into the month of March 2020.
C.	Following the onset of the Covid-19 lockdown and the curfew, negotiations were suspended.
D.	Although the lockdown has now been partially lifted, Vintage has encountered difficulties in mobilizing all the land owners to resume negotiations.
E.	As a result, all of the activities associated with advancing the Ghana Petroleum Hub Project is temporarily on hold.

In light of these unanticipated difficulties, we are persuaded that the challenges of undertaking transactions in the current and unprecedented COVID-19 environment present additional uncertainties and particularly in the factual context present here.  Thus, we may not be able to proceed with any one or all of the contemplated transactions as set forth in the Agreement.

We are also aware that in today’s more uncertain environment, parties to a contract may assert that they find it more difficult to perform their obligations as provided by the Agreement and then assert, as a defense to their non-performance of their contractual obligations, that unforeseen circumstances prevent them from fulfilling their obligations to the other party to the Agreement.

This defense, known as the force majeure defense, is, in today’s environment, commonly asserted and we may encounter such an asserted defense from one or more direct or indirect contractual parties to the Agreement.

In that event we may be facing the likelihood that the purposes of the Agreement, as envisioned, cannot be undertaken or implemented in any feasible manner. We also face political risks in all of undertakings involving the Agreement that we cannot mitigate or reduce in any meaningful way. These and the ever-present risks of serious and material foreign exchange losses are also significant. As a result, all of our efforts that we have taken in connection with the Agreement may not result in any financial benefits to the Company and we will incur further significant financial losses thereby with little or no prospect of recovering any sums that we have expended to achieve the goals as envisioned by the Agreement.

For these reasons and based on our current assessments, we currently do not anticipate that the purposes and goals set forth in the Agreement will likely ever be achieved and we anticipate that we will likely incur significant additional financial losses as a result of these developments. (See “Risk Factors Related to the Agreement and Our Financial Condition” below.)

Risk Factors Related to the Agreement and Our Financial Condition

When we entered into the Agreement with TIM and Vintage, we believed that the Agreement was an essential part of our corporate strategy in implementing a contemplated joint venture with others that we deemed, at that time, as capable and qualified corporate parties. We also knew that the Agreement would likely require further amendment and clarifications to ensure that the rights and obligations of each party are more clearly memorialized so as to allow each of the parties a better understanding of the terms and conditions of the Agreement and otherwise. However and in the context of these recent developments and the current uncertain environment of the COVID-19 and the global pandemic, we are even more persuaded that we may not achieve any of our objectives as set forth in the Agreement.

As we have said previously, our stockholders are reminded that our business strategy involves significant risks and uncertainties over which we have little or no control. These risks and uncertainties are far higher today given the current uncertain environment of the COVID-19 and the global pandemic.

Overall, we have no way to control or limit these risks and uncertainties and we believe that the extent of the risks and uncertainties that we are facing as a party to any agreement or understanding involving foreign entities and those entities having operations in countries where current healthcare and disease prevention practices are dramatically below the healthcare and disease prevention practices found in the United States and Canada, are significantly higher and more uncertain than that which existed prior to March 2020 before the current global pandemic was recognized.  As a result, we caution any reader of this Form 8-K and the Prior Form 8-K, that we cannot assure you that the Agreement, the purposes of the Agreement, and the financial benefits that we originally anticipated we would derive from the Agreement, will ever be realized at any time.

However and in addition to the above, these risks include, but are not limited to, the risks set forth in our most recent Annual Report on Form 10-K under Item 1A together with the following:

•
We have limited financial and managerial resources to implement our business plan and otherwise conduct our corporate affairs and there can be no guarantee that we will have sufficient financial and managerial resources to do so in the future.

•
We need to raise a significant amount of additional capital to support our current financial needs and the capital that we are likely to need if we are to fulfill our responsibilities under the Joint Venture and otherwise conduct our business. At present we have not received any commitment from any capable and qualified third party to provide a sufficient amount of additional funds that will allow us to meet our current and projected needs and there can be no assurance that we will receive a sufficient amount of funds at any time in the near future or, if we do receive such funds, that the funds will be provided on reasonable terms and in sufficient amounts and on a timely basis given our current financial condition.  If we are not successful in obtaining such funds, in sufficient amounts, on reasonable terms, and on a timely basis, any person who acquires our Common Stock, our Preferred Stock, or both of them, will likely lose their entire investment.

•
Holders of our Common Stock face an almost certain prospect of immediate and substantial dilution since even if a qualified and capable prospective investor were willing to assume the extraordinary risks involved in making an investment into our Company, existing investors would very likely suffer dilution in ownership, in destruction of the current book value per share, and the destruction of the extent of their voting rights that likely would be permanent and without recourse. Thus, any person who acquires our Common Stock should be prepared to lose all or substantially of their investment.

•
In the unlikely event that, pursuant to the Agreement, that any financial transactions were to occur, we face significant and inherent exposure to foreign exchange rate losses in connection with any revenues that we derive under the Agreement.  Currently, we do not have any ability to “hedge” against any foreign exchange risks and we have no present plans to undertake any such activity that would allow us to gain any ability to “hedge” against any such risks.  As a result, any revenues or funds that we receive pursuant to the Agreement may, after giving effect to any exchange rates, be dramatically reduced with the result that we will incur significant and protracted losses and negative cash flow thereby.

•
Currently we are seriously delinquent in meeting our disclosure obligations under Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).  That is, we have not filed our Annual Report on Form 10-K for the 2018 fiscal year and we have not filed our three (3) Quarterly Reports on Form 10-Q for the first three (3) quarterly periods in fiscal 2019. More than that, there can be no assurance that we will obtain sufficient funds in the future that will allow us to eliminate our existing delinquencies and not incur additional delinquencies as well. Given these circumstances, we face a clear and certain high risk that the Securities and Exchange Commission could take adverse action against us to preclude further trading in our Common Stock. In that event, any person who acquires our Common Stock may be entirely unable to liquidate their investment. As a result, any person who acquires our Common Stock or our Preferred Stock should be prepared to lose their entire investment.

•	There is no continuous and liquid trading market for our Common Stock and there is no likelihood that any such trading market will ever develop or, if it does develop, that it can be sustained.

•
We have not achieved profitability, positive cash flow or both of them and there can be no assurance that we will ever achieve profitability, positive cash flow, or both of them in the future or if we do, that either or both of them can be sustained.

•
We have no history of paying dividends on our Common Stock and given our lack of profitability and lack of positive cash flow, it is highly unlikely that we will ever be paying any dividends at any time in the near future.

•
We face significant operational risks in implementing the Agreement given the nature of the parties to the Agreement, the location of the assets used and deployed in the Joint Venture and the obvious and expensive challenges involved in the contemplated management and operation of an overseas joint venture.

•
We do not maintain any office or any managerial, legal, or other staff in Ghana, in Belarus or both of them and we have no present plans to do so. In the event of any dispute or issues that arise relating to or involving the Agreement and our rights and obligations arising under the Agreement or the subject matter of the Agreement and the transactions underlying the Agreement, or any or all of the above, we may find that it is very difficult or impossible to protect our rights.  In that event, we may discover that despite all of our efforts, we will incur additional costs and expenses with resulting and protracted significant losses thereby.

•
We have not received any independent third party evaluation of the Agreement and the underlying transactions set forth in the Agreement and we have no present plans to secure any such evaluation. We may discover that notwithstanding our efforts that we expended to secure the Agreement, the Agreement may not be feasible for any one or more reasons. We are aware that many commercial transactions that were undertaken prior to the onset of the current and unanticipated global pandemic are now not feasible because of the dramatic changes resulting from the pandemic or other changes.  For this reason, we cannot assure you that we will ever expect to gain any financial or other benefits as a result of the Agreement. As a result, we may incur further protracted losses and negative cash flow thereby.

•
In the current unprecedented environment of COVID-19, we face even greater risks and uncertainties in undertaking any business venture particularly where the business that is to be conducted is located in a part of the world where healthcare and disease prevention is far below the standards found in Canada, the United States and Europe. As a result and to be clear, we strongly believe that our strategy of undertaking and establishing business ventures in Ghana and in other similar locales faces significantly greater risks and uncertainties that may cause us to increase our financial losses and lead to further losses to stockholders who acquire our common stock, our preferred stock, and any other security that we may issue. All of our securities should be considered HIGH RISK investments. For these reasons, any person who seeks to acquire our securities should be prepared to lose all of their investment.

•
The Agreement and the activities envisioned by the Agreement are similar to any new business venture and for this reason we face all the risks and uncertainties associated with starting a new business. All of our securities should be considered HIGH RISK investments. For these reasons and many others, holders of our Common Stock and holders of our Preferred Stock should understand that our Common Stock and our Preferred Stock should only be acquired by persons who can afford the total loss of their investment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2020

KALLO, INC.

BY:	JOHN CECIL
John Cecil, Chief Executive Officer Chief Financial Officer